EXECUTION COPY




                        SECOND AMENDMENT


         made as of the 10th day of October, 1997

                              to


                   ROAD DEVELOPMENT AGREEMENT


         made as of the 10th day of January, 1997


                          by and among


                      STATE OF NEW JERSEY

                              AND

             SOUTH JERSEY TRANSPORTATION AUTHORITY

                              AND

             ATLANDIA DESIGN AND FURNISHINGS, INC.















                            EXHIBIT 10.10
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SECOND AMENDMENT TO ROAD DEVELOPMENT AGREEMENT ("Second

Amendment") made as of this 10th day of October, 1997, by

and among the STATE OF NEW JERSEY, acting through the

Department of Transportation, 1035 Parkway Avenue, CN 600,

Trenton, New Jersey  08625-0600 (the "State"), the SOUTH

JERSEY TRANSPORTATION AUTHORITY, a public body having an

office at Farley Service Plaza, P.O. Box 351, Hammonton,

New Jersey 08037 ("SJTA") and ATLANDIA DESIGN AND

FURNISHINGS, INC., a New Jersey corporation, having an

office and place of business at 3260 South Industrial

Road, Las Vegas, Nevada 89109 ("Developer").

                   W I T N E S S E T H:

     WHEREAS, as of January 10, 1997 the State, SJTA and

Mirage Resorts, Incorporated ("MRI"), as "Developer",

executed and delivered a Road Development Agreement which

Agreement (the "Original Agreement") was, by a first

amendment thereto made as of July 31, 1997, thereafter

amended (said Original Agreement, as so amended, the

"Agreement"); and

     WHEREAS, concurrently with the execution and delivery

of the Original Agreement, pursuant to Section 13.1

thereof, MRI assigned all of its right, title and interest

in and to the Original Agreement to Developer, which

assumed the obligations of the assignor thereunder; and

     WHEREAS, the State, SJTA and Developer have

determined that it is necessary and, pursuant to the

provisions of N.J.S.A. 27:1A-5, 27:7-21 and 27:25A-23 that

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it is in the public interest, to amend further the

Original Agreement as hereinafter provided.

      NOW, THEREFORE, IT IS AGREED AS FOLLOWS:

     1.   Definitions.

     1.1  All terms, the initial letters of which are

capitalized  and not otherwise defined in this Second

Amendment, shall have the respective meanings ascribed to

them in the Agreement.

     1.2  There are added to Article 1 of the Agreement

the following definitions:

     Bond Purchase Agreement shall mean the agreement of

MRI to purchase from SJTA and the agreement of SJTA to

sell to MRI up to $55 million principal amount of special

revenue bonds to be issued by SJTA and secured by and

repayable from CRDA future investment alternative tax

obligations of Casinos on the Marina Land, such agreement

to be substantially in the form of Exhibit D.

     Contingency shall have the meaning set forth in the

D/B Road Contract.

    Contingency Change Order shall have the meaning set

forth in the D/B Road Contract.

     Contract Documents shall have the meaning set forth

in the D/B Road Contract.

     Contract Price shall mean $190,595,000.

     Developer's Account shall have the meaning set forth

in the Escrow Fund Agreement.

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     Directed Change shall have the meaning set forth in

the D/B Road Contract.

   Escrow Agent shall have the meaning set forth in the

Escrow Fund Agreement.

    Escrow Fund shall have the meaning set forth in the

Escrow Fund Agreement.

     Escrow Fund Agreement shall mean the agreement to be

entered into at or prior to Closing among Developer, SJTA,

State and Escrow Agent providing for the deposit,

investment and disposition of the Escrow Fund, such

agreement to be in the form of Exhibit E.

   Guaranteed Completion Date shall have the meaning set

forth in the D/B Contract.

   Major Permit shall have the meaning set forth in the

D/B Road Contract.

     NTP 1 shall have the meaning set forth in the D/B

Road Contract.

     NTP 2 shall have the meaning set forth in the D/B
Road Contract.

   Retainage shall have the meaning set forth in the D/B

Road Contract.

     Road Account shall have the meaning set forth in

Exhibit F to this Second Amendment.

   SJTA Account shall have the meaning set forth in the

Escrow Fund Agreement.

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     SJTA Special Revenue Bonds shall mean the bonds

issued by SJTA pursuant to the SJTA Special Revenue Bond

Resolution.

     SJTA Special Revenue Bond Resolution shall mean the

resolution of SJTA dated October 10, 1997 authorizing SJTA

to issue special revenue bonds relating to the Road Project.

     State - SJTA Memorandum shall mean the memorandum dated

September 8, 1997 signed by Commissioner of Transportation

John J. Haley, Jr. and SJTA Executive Director James A.

Crawford relating to funding by the State and SJTA of the

Road Project.

   Work shall have the meaning set forth in the D/B Road

Contract.

2.   Amended Schedules.

   2.1  The State hereby substitutes for Schedules 2.2.1

(Schedule of Required State Consents), Schedule 2.3.1

(Schedule of State Breaches), Schedule 2.4.1 (Schedule of

State Contracts) and Schedule 2.5.1 (Schedule of State

Litigation) heretofore delivered to SJTA and Developer

Schedule 2.2.1 (Amended) (Schedule of Required State

Consents), Schedule 2.3.1 (Amended) (Schedule of State

Breaches), Schedule 2.4.1 (Amended) (Schedule of State

Contracts) and Schedule 2.5.1 (Amended) (Schedule of

State Litigation) annexed hereto.  The Developer and SJTA

acknowledge receipt of copies of all documents heretofore

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filed in the actions referred to in Schedule 2.5.1

(Amended).  The State shall deliver to Developer and SJTA

copies of all documents referred to in the other amended

Schedules on or before October 24, 1997.

        2.2  SJTA hereby substitutes for Schedule 2.2.2

(Schedule of Required SJTA Consents), Schedule 2.3.2

(Schedule of SJTA Breaches), Schedule 2.4.2 (Schedule of

SJTA Contracts) and Schedule 2.5.2 (Schedule of SJTA

Litigation) heretofore delivered to the State and

Developer Schedule 2.2.2 (Amended) (Schedule of Required

SJTA Consents), Schedule 2.3.2 (Amended) (Schedule of

SJTA  Breaches), Schedule 2.4.2 (Amended) (Schedule of SJTA

Contracts) and Schedule 2.5.2 (Amended) (Schedule of SJTA

Litigation) annexed hereto.  The Developer and State

acknowledge receipt of copies of all documents heretofore

filed in the actions referred to in Schedule 2.5.2

(Amended).  SJTA shall deliver to the State and Developer

copies of all documents referred to in the other amended

Schedules on or before October 24, 1997.


     2.3  Developer hereby (a) amends Schedule 3.5

(Schedule Developer's Contracts, etc.) by adding the

contract set forth as Schedule 3.5 (Amended) (Schedule of

Developer's Contracts) and (b) amends and restates

Schedule 3.6 (Schedule of Developer Litigation) with

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Schedule 3.6 (Amended) (Schedule of Developer Litigation)

annexed hereto. The State and SJTA acknowledge receipt of

copies of all documents referred to in Schedule 3.5

(Amended) and filed in each action or proceeding referred

to in Schedule 3.6 (Amended).

3.        Program Management Agreement.

     3.1  Concurrently herewith the State, SJTA and

Developer have executed and delivered the First Amendment

to the Program Management Agreement pursuant to which,

among other matters, the State and SJTA became parties to

the Program Management Agreement and agreed that Road

Project Funding Sources shall be applied to pay for the

entire compensation of the Program Manager, which shall

not include any compensation for construction inspection

services, which construction inspection services shall,

prior to the issuance of NTP2, be procured by SJTA, in

consultation with Developer and State, in accordance with

Law, from a qualified Person other than Program Manager,

pursuant to an agreement to be executed by Developer,

SJTA, the State and such Person which agreement shall be

in form and content approved by SJTA, the State and

Developer, such approval not to be unreasonably withheld,

conditioned or delayed.  The services of the Program

Manager and such Person performing construction inspection

services shall be paid for with Road Project Funding

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Sources; provided, however, the foregoing

shall not result in the Road Project Budget exceeding, in

the aggregate, $330,000,000.

     3.2  Section 5.2.3 of the Agreement is hereby

modified in its entirety to read as follows:

               "If the D/B Road Contract referred to in

          Section 6.1.2 of this Second Amendment is not

          executed and delivered by Developer and the D/B

          Contractor on or before October 15, 1997, or

          such later date as the State, SJTA and Developer

          may approve, reimburse the State as required by

          the Memorandum."

     3.3  In order to promote efficient and consistent

communication with the Program Manager, the Developer,

State and SJTA agree as follows:

          3.3.1     If the State or SJTA wishes Developer

to communicate any information or suggestions to Program

Manager with which Developer does not agree, State, SJTA

and Developer shall endeavor in good faith, during the

next five (5) business days following Developer's advice

to the State and SJTA of its disagreement, to resolve

those differences.

          3.3.2     If the efforts of the parties to resolve

the differences are unavailing, Developer shall nevertheless

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immediately transmit such information or suggestions to

Program Manager accompanied by a statement from Developer

setting forth its reasons for not endorsing or approving such information or suggestions, it being agreed that Program

Manager may, but is not required to act on such information

or suggestions.

          3.3.3     State and SJTA acknowledge and agree

that the transmittal by Developer of information or

suggestions pursuant to Section 3.3.2 shall not constitute

an amendment or waiver of any of the provisions of either

the Program Management Agreement or of the D/B Road

Contract, both of which require Program Manager to follow

the directions of only Developer.

          3.3.4     The foregoing provisions shall not

reduce, modify or amend the rights of the State and SJTA

under this Agreement.

4.        Road Project Budget and Schedules.

     4.1  In accordance with the provisions of Sections 4.2

and 5.3 of the Agreement, the State, SJTA and Developer

hereby agree that annexed hereto as Schedule 4.2A (Road

Project Budget) is the Road Project Budget.

     4.2  In accordance with Sections 4.2 and 5.3 of the

Agreement, the State, SJTA and Developer hereby agree that

annexed hereto as Schedule 4.2B (Schedule for Road Project

and Casino Project) is the currently anticipated schedule

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for the construction of the Road Project and the Casino

Project.  Although the State, SJTA and Developer shall

proceed reasonably and in good faith to endeavor to meet

those schedules, the foregoing does not constitute any

guarantee by Developer, State or SJTA that those schedules

will be met.

     4.3  Sections 12.1.1 and 12.2.1 of the Agreement are

hereby deleted.

5.        Funding of Road Project.

     5.1  To implement the provisions of Section 4.4 of the

Agreement, at the Closing (a) SJTA shall deposit into the

Escrow Fund in immediately available funds the sum of $125

million inclusive of financing costs of $4.15 million

constituting all of the direct and indirect financing

costs of SJTA in connection with the Road Project which

are payable from Road Project Funding Sources and which

shall be applied in the manner set forth on Exhibit F to

this Second Amendment, (b) the State shall provide a

certificate of the Treasurer of New Jersey that the

1996/97 and 1997/98 appropriations of the Transportation

Trust Fund in the aggregate amount of $95 million (i) have

not been repealed or modified, in whole or in part, (ii) are encumbered in accordance with Law and (iii) therefore cannot be applied except for the Road Project, unless the $95 million appropriation is subsequently repealed or modified by the

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Legislature of the State of New Jersey in whole or in

part, (c) SJTA and State shall execute and deliver to

Developer and Escrow Agent the Escrow Fund Agreement, (d)

SJTA shall (i) adopt and deliver the SJTA Special Revenue

Bond Resolution and (ii) execute and deliver (x) the Bond

Purchase Agreement and (y) the Pledge Agreement with CRDA

described in the Bond Purchase Agreement and (e) CRDA

shall have executed and delivered the Pledge Agreement and

the Donation Agreement referred to in the Bond Purchase

Agreement.  Developer agrees that compliance by State and

SJTA with this Section 5.1 will constitute compliance with

the provisions of Section 6.1.4 of the Agreement.

     5.2  Section 5.4 of the Agreement is hereby modified

by (a) deleting from Section 5.4.1 the words "the State,

SJTA and CRDA," and (b) deleting from the second line of

each of Section 5.4.1.1 and Section 5.4.1.2 the words "the

State and SJTA, but".

     5.3  To implement the provisions of Section 5.4 of

the Agreement, Developer shall, at the Closing, (a)

deposit into the Escrow Fund in immediately available

funds the sum of $110 million inclusive of financing costs

of $6.269 million, constituting all of the direct and

indirect financing costs of Developer and its Affiliates

in connection with the Road Project which are payable from

Road Project Funding Sources, (b) execute and deliver to

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the State, SJTA and Escrow Agent the Escrow Fund Agreement

and (c) cause MRI to execute and deliver to SJTA the Bond

Purchase Agreement and cause MAC, Corp. to execute and deliver to CRDA the Donation Agreement referred to in the Bond Purchase

Agreement.  State and SJTA agree that compliance by Developer with the provisions of this Section 5.3 will constitute

compliance with the provisions of Section 7.1.4 of the

Agreement.

          5.3.1  Upon the giving of any notice under

Section 7 of Schedule A to the Escrow Fund Agreement that

funds are to be remitted to SJTA from the Developer's

Account to purchase SJTA Special Revenue Bonds, SJTA shall

forthwith issue to MRI, against payment by Escrow Agent of

the purchase price therefor, its SJTA Special Revenue

Bonds in certificated form and otherwise in complete

accordance with the Bond Purchase Agreement and the SJTA

Special Revenue Bond Resolution and in strict compliance

with the conditions thereunder in the principal amount of

the payment from the Developer's Account pursuant to such

Section 7 (but the SJTA Special Revenue Bonds shall not be

issued in any single denomination of less than $5 million)

and execute and deliver, or cause to be executed and

delivered, all other documents and instruments required to

be executed and delivered by SJTA and CRDA, and each of

them, and by their respective bond counsel at a "Delivery

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Date" pursuant to the Bond Purchase Agreement or the SJTA

Special Revenue Bond Resolution.

     6.   D/B Road Contract.

   6.1  Pursuant to Section 4.5.2 of the Agreement, the

State and SJTA each hereby approves (a) the version of the

D/B Road Contract dated June 20, 1997, as the same was

amended by Addenda Nos. 1-9 and Clarification Notice Nos.

1-13 issued by Program Manager and (b) the issuance of the

other documents issued to qualified bidders on April 22,

1997 and each hereby:

          6.1.1     Ratifies the issuance to Yonkers

Contracting Company, Inc./Granite Construction Company, a

Joint Venture, on September 2, 1997 of the Notice of

Intent to Award the D/B Road Contract and a letter from

Developer dated September 4, 1997 with respect thereto;

and

          6.1.2     Authorizes the execution and delivery

by Developer of the D/B Road Contract, in the form of the

version thereof prepared under date of August 20, 1997,

which version was delivered to the D/B Contractor with the

Notice of Intent to Award and was executed by the D/B

Contractor and dated  September 8, 1997.

   6.2  In order to promote the efficient administration

of the D/B Road Contract, the State and SJTA agree as

follows:

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        6.2.1     Neither the State nor SJTA will

directly communicate with the D/B Contractor with respect

to the Road Project.  All communications intended by the

State and SJTA, or either, for the D/B Contractor shall be

in writing and sent to the Developer and the Program

Manager.  If Developer and Program Manager are in

agreement with such communication, Developer will instruct

Program Manager to forward such communication to the D/B

Contractor.  If Developer or Program Manager has a

reasonable basis for not transmitting such communication

to the D/B Contractor, Developer and Program Manager shall

upon receipt of such communication, consult in good faith

with the State or SJTA, as the case may be, concerning

such communication and advise the State and SJTA, if such

is the case, of the basis for not transmitting such

communication to the D/B Contractor. If the Developer or

Program Manager has a reasonable basis for not

transmitting such communication to the D/B Contractor,

Developer shall not be required to do so. However, if

Developer and Program Manager receive a Notice from either

(a) the State which is signed by its Commissioner of

Transportation or (b) SJTA which is signed by its Executive

Director, which Notice in any such case requires the Program

Manager to order corrective action or the temporary cessation of Work or a portion of the Work either (i) for the failure

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of the D/B Contractor to comply with (x) a material provision of the Contract Documents, or (y) a Major Permit or (ii) based upon the written advice of the Person retained by Developer,

SJTA and State in accordance with Section 3.1 of this Second

Amendment to inspect the construction of the Road Project that continued Work will either produce an unsafe road or result in an unreasonable risk of injury or damage to persons or property,

Program Manager shall, promptly after receipt of such Notice,

transmit to the D/B Contractor such Notice and any related

communication from the State or SJTA which is intended for

the D/B Contractor, and order either a stoppage in Work or

the performance of corrective Work as directed by the State

or SJTA and send a Notice to the Developer, State and SJTA

of such order, and if Program Manager fails for five (5) days after receipt of the Notice from the State or SJTA referred to in clause (a) or (b) above to do so, the State or SJTA may

transmit such Notice and any related communication

directly to the D/B Contractor.

          6.2.2     Prior to enforcing any of the rights

that either the State or SJTA may have under the D/B Road

Contract against the D/B Contractor, except for their

rights under Section 6.2.1 of this Second Amendment, the

State and SJTA will send a Notice to Developer (with a

copy to the Program Manager) stating that the State and

SJTA, or either, as the case may be, intend to enforce

such right, which Notice shall set forth the right sought

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to be enforced, the intended method of enforcement and the

reasons therefor. During the following five (5) business days and prior to taking any further action to enforce such rights,

the State and SJTA, and each, as applicable, shall consult

in good faith with Developer and Program Manager as to the

action they plan to take.  The State and SJTA will not

unreasonably fail to accommodate any reasonable request by

Developer and Program Manager to delay notifying the D/B

Contractor of its intention to enforce such right or its

actual commencement of such enforcement activities against

the D/B Contractor.

          6.2.3     Where the D/B Road Contract or the

Agreement requires the consent or approval of the State

and SJTA, or either, or requires or permits other

performance by the State and SJTA, or either, and

Developer is willing to provide its consent, approval or

other performance with respect to the matter at issue,

such consent, approval or other performance shall not be

unreasonably withheld, conditioned or delayed by the State

and SJTA, and each of them, and shall be provided by the

State and SJTA within ten (10) days after receipt of a

notice from Developer, Program Manager or the D/B

Contractor requesting such consent, approval or other

performance, unless prior to such date the State or SJTA

sends a Notice to Developer setting forth in reasonable

detail the reasons for withholding such approval, consent

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or other performance.  Upon receipt of such a Notice from

the State or SJTA, the Developer, State and SJTA shall

consult in good faith during the following five (5)

business days to attempt to agree upon a course of action

which will take into account public safety, the

requirements of Law and the necessity to complete the Road

Project by the Guaranteed Completion Date and for the

Contract Price.  If either the State or SJTA fails, within

the ten (10) day period set forth above, to provide such

consent, approval or other performance or a timely Notice

setting forth in reasonable detail its reason(s) for not so

consenting, approving or otherwise performing, or if the State or SJTA provides such timely Notice and the parties are unable to reach agreement during such five (5) business day

consultation period and the Program Manager certifies to

Developer, State and SJTA in writing that such consent,

approval, or other performance will not (i) impair public

safety or (ii) result in any material deviation from the

requirements of the Contract Documents or (iii) result in

a violation of a Major Permit, the State and SJTA shall

thereupon be deemed to have provided such consent,

approval or other performance and the Program Manager

shall act in accordance therewith; provided, however, if

the Program Manager does not so certify to Developer,

State and SJTA, or if State or SJTA timely delivers a

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Notice setting forth in reasonable detail its reason(s)

for not so consenting, approving or otherwise performing,

establishing in such Notice that the requested consent,

approval or performance would impair public safety or

result in any material deviation from the requirements of

the Contract Documents, or result in a violation of a

Major Permit, the Developer shall withdraw its previously

granted consent, approval or willingness to provide other

performance.

          6.2.4     With respect to funding the Contract

Price or any amount by which the Contract Price may be

increased pursuant to a Contingency Change Order or a

Directed Change pursuant to the D/B Road Contract, the

parties agree as follows:

                6.2.4.1   The State and SJTA shall, pursuant

to Section 12.2.1 of the D/B Road Contract, review and

approve each draft invoice submitted by the D/B

Contractor. Upon the signing by the Program Manager of the

draft invoice pursuant to such Section, such invoice shall

be submitted to the State which shall then forward such

invoice to the Escrow Agent, together with (i) a Notice to

Developer and SJTA setting forth the allocation, among

Developer, the State and SJTA, of the amount set forth on

the invoice as the "Current Amount Due", which allocation

shall be in accordance with the Agreement and (ii) a

notice to Escrow Agent in accordance with Section 1(a) of

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Schedule A to the Escrow Fund Agreement directing Escrow

Agent to pay from the Developer's Account and, if

applicable, from the SJTA Account the respective amounts

set forth in the Notice sent under clause (i).  Upon the

submission by the State of such invoice to Escrow Agent,

except as otherwise provided in Section 6.2.4.2, (a) the

State and SJTA collectively will be deemed incontestably

committed to the deposit in the Road Account of two-thirds

(2/3) of the amount so invoiced, such deposit to be made

in accordance with the Notice sent under clause (i) and

(b) upon the remitting by the Escrow Agent to the Road

Account of funds under Sections 1.1 and 1.2 of Schedule A

to the Escrow Fund Agreement and the making by the State

of the deposit into the Road Account of that portion of

the two-thirds (2/3) of the amount for which the State and

SJTA are collectively responsible pursuant to the

Agreement and which was, pursuant to the Notice sent under

clause (i), allocated to the State, (which deposit the

State shall make concurrently with its sending of the

Notice under clause (i)), the State shall (x) be deemed to

have irrevocably authorized the release to Developer for

payment to the D/B Contractor of all of such sums from the

Road Account, and (y) immediately take all necessary steps

to effectuate such release; provided, however, such funds

shall not be paid to Developer from the Road Account for

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payment to the D/B Contractor in excess of any sums due

the D/B Contractor under the D/B Road Contract.

               6.2.4.2   If either the Developer, State or

SJTA desires a Directed Change, such party shall forthwith

deposit into the Road Account from sources other than the

Road Project Funding Sources the full amount of the cost

thereof, including all direct and indirect costs referred

to in Section 4.9 of the Agreement, whereupon (i) the

State shall forthwith (x) issue an irrevocable

authorization to release to Developer for payment to the

D/B Contractor all such funds so deposited in the Road

Account, less, if applicable, Retainage, and (y) take all

necessary steps to effectuate such release and (ii) the

Developer shall authorize the Directed Change; provided,

however, such funds shall not be paid to the Developer

from the Road Account for payment to the D/B Contractor

except when such sums are due the D/B Contractor under the

D/B Road Contract and, in such instance, only upon

compliance with the provisions of Section 12.2 of the D/B

Road Contract.

               6.2.4.3   If either the State or SJTA

desires to or is required to approve a Contingency Change

Order which Developer is willing to approve, the State and

SJTA, collectively, shall be deemed incontestably

committed to the deposit in the Road Account of two-thirds

(2/3) of the amount due under the Contingency Change Order

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and Developer shall be incontestably committed to the

deposit in the Road Account of one-third (1/3) of such

amount and (a) the State shall deposit into the Road

Account the difference between two-thirds (2/3) of the

amount of the Contingency Change Order and the portion (if

any) to be remitted by Escrow Agent under Section 1.2 of

Schedule A to the Escrow Fund Agreement from the SJTA

Account, (b) concurrently with such deposit by the State,

the State shall send Escrow Agent a notice pursuant to

Section 1(b) of Schedule A to the Escrow Fund Agreement to

deposit into the Road Account (i) from the Developer's

Account, one-third (1/3) of the amount due under the

Contingency Change Order and (ii) from the SJTA Account,

the difference between two-thirds (2/3) of such amount (or

such greater amount, as the case may be) and the portion

deposited by the State and (c) concurrently with the remitting of funds by the Escrow Agent to the Road Account in accordance with the notice referred to in clause (b), (x) the State shall forthwith issue an irrevocable authorization to release to

Developer for payment to the D/B Contractor all such funds so deposited in the Road Account, less, if applicable,

Retainage, (y) the State shall immediately take all

necessary steps to effectuate such release, and (z) the

Developer shall thereupon approve such Contingency Change

Order; provided, however, such funds shall not be paid to

Developer from the Road Account for payment to the D/B

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Contractor except when such sums are due the D/B

Contractor under the D/B Road Contract and, in such

instance, only upon compliance with the provisions of

Section 12.2 of the D/B Road Contract.

               6.2.4.4   In the event (a) of any increase

in the Contract Price or (b) that any amounts are required

to be paid pursuant to or arising out of the D/B Road

Contract in excess of the Contract Price and the Contingency and the responsibility for the payment of such increase or

additional amounts is not expressly provided for in either

the Agreement or the D/B Road Contract or pursuant to a

judgment entered against Developer, State or SJTA, such

sums shall be paid into the Road Account in the ratio of 2:

(State and SJTA) :1 (Developer); whereupon the State shall

(i) be deemed to have irrevocably authorized the release

to Developer for payment to the D/B Contractor of such

sums from the Road Account and (ii) immediately take all

necessary steps to effectuate such release; provided

however, such funds shall not be paid to Developer from

the Road Account for payment to the D/B Contractor except

when such sums are due the D/B Contractor under the D/B

Road Contract and, in such instance, only upon compliance

with the provisions of Section 12.2 of the D/B Road

Contract.

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               6.2.4.5   Nothing set forth in Section

6.2.4 (other than Section 6.2.4.4, if applicable) shall be

construed to require the State to spend over $95 million,

SJTA to spend over $125 million (inclusive of the

financing costs set forth in Section 5.1 of this Second

Amendment) or Developer to spend over $110 million

(inclusive of the financing costs set forth in Section 5.3

of this Second Amendment) pursuant to the Agreement;

provided, however, the parties hereby agree that the $95

million commitment of the State shall be expended in

accordance with the provisions set forth in the State -

SJTA Memorandum (and all notices to the Escrow Agent shall

be prepared in a manner to comply with this Section), such

expenditures by the State to be accompanied by the

concurrent expenditures by Developer of sums due from it

pursuant to the Agreement.

          6.2.5     Set forth as Exhibit F (Road Account

Procedures) are the procedures required by Section 4.6 of

the Agreement with respect to the Road Account which

procedures the State, SJTA and Developer agree to observe.

          6.2.6     Should any of the State, SJTA or

Developer desire (a) the Program Manager to either suspend,

delay or interrupt the Work or any portion thereof pursuant

to the first sentence of Section 14.1 of the D/B Road

Contract or (b) Developer to terminate the D/B Road Contract pursuant to Section 15.1 of the D/B Road Contract, no such

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

notice shall be sent unless the State, SJTA and the

Developer jointly agree to send such notice and the manner

of allocating responsibility for all costs incurred as a

result thereof, each party agreeing not to unreasonably

withhold, delay or condition its approval of the sending

of a notice under the first sentence of Section 14.1 but

reserving to itself the absolute right in its sole

discretion not to agree to send any such notice under

Section 15.1; provided, however, each of the Developer,

the State and SJTA hereby approves the sending of a notice

by Developer under Section 15.1 of the D/B Road Contract

if the party requesting the sending of such notice then

has the right to send, and concurrently therewith sends, a

Notice of Termination under Article 12 (Termination) of

the Agreement.

          6.2.7     In the event that at any time an

action or proceeding is commenced against Developer or any

Affiliate of Developer, or both, for any claim or cause of

action arising out of or in connection with the Road

Project and SJTA and the State, whether or not named as

defendants in such action, have not appeared in the action

or proceeding and submitted to the jurisdiction of the

court or tribunal:

               6.2.7.1   Developer, and each Affiliate, as

the case may be, may implead whichever of the State or

SJTA, or both, has not so appeared and submitted, or

commence a third party action against the State or SJTA,

or both, as the case may be, as permitted by Law; and

               6.2.7.2   If the State and SJTA have

appeared in any action or proceeding and submitted to the

jurisdiction of the court or tribunal or if, in accordance

with Section 6.2.7.1 of this Second Amendment, such

impleading occurs or such third party action is commenced,

the State or SJTA, or both, as the case may be, shall

appear in the action or proceeding, and shall, together

with the Developer, and each such Affiliate, as the case

may be, request the court or tribunal to allocate among

Developer, each such Affiliate, the State and SJTA their

respective legal responsibility for the damages and other

monetary liability, if any, which may become payable by

Developer, each such Affiliate, the State or SJTA, as the

case may be, to plaintiff(s) by entering separate

judgments against Developer, each such Affiliate, the

State and SJTA.  The failure of the court or tribunal to

grant such request shall not, except as otherwise required

by Law, bar the commencement of a separate action or the

taking of any action in the pending proceeding by State,

SJTA or Developer to establish the separate

responsibilities of the parties.

7.        State Allocation Notice Obligation

          7.1  Every notice to the Escrow Agent containing

a direction to transfer funds from the Developer's Account

shall be in accordance with Section 7 of Schedule A to the

Escrow Fund Agreement and the allocation set forth in such

notice shall be based solely on the written instructions

of Developer.

8.   Amendment to Other Provisions

        8.1  There is added to Section 4.4 of the Original

Agreement the following language:  "After the Closing, the

State shall neither directly nor indirectly seek or

support any act or action of any Person which would or

might result in the reallocation of funds appropriated for

the Road Project to any other use."

        8.2  Section 4.10 of the Original Agreement is hereby

amended by deleting the period at the end of the last

sentence of said Section and by adding thereto the

following:  "; provided, however, (a) the State shall not

pay for any such land and rights of way from the line item

in the Road Project Budget entitled "Land and Right of Way

Acquisition Contingency" until the entire amount of the

line item in the Road Project Budget entitled "Land and

Right of Way Acquisition" is fully exhausted, (b) any

funds remaining in the line item entitled "Land and Right

of Way Acquisition Contingency" which are not so utilized

shall be available, if required, for payment of any other costs incurred with respect to the Road Project (other than costs incurred in connection with a Directed Change)

which are approved by the State, Developer and SJTA, and

(c) if, after the Road Project is completed, there still

remain any unexpended funds in the line item entitled

"Land and Right of Way Acquisition Contingency", said

funds shall be applied in accordance with Section 4.7.2 of

the Agreement.

        8.3  Section 4.17 of the Original Agreement is hereby

amended by deleting in line 8 on page 40 of the Original

Agreement the words "neither take nor" and replacing them

with the words "not, and shall not".

        8.4  There is added to Article 4 (Covenants of The

State and SJTA) of the Original Agreement a new Section

4.20 to read as follows:

               "Section 4.20   Performance of

          Escrow Fund Agreement.   The State and SJTA

          shall perform all of their respective

          obligations under the Escrow Fund Agreement in a

          timely manner."

        8.5  Section 5.12 of the Original Agreement is hereby

amended by (a) deleting in line 8 on page 50 of the

Original Agreement the words "neither take nor shall" and

replacing them with the words "not, and shall not" and (b)

deleting the word "nor" in said line 8 and replacing it with the word "or".

        8.6  There is added to Article 5 (Covenants of

Developer) of the Original Agreement a new Section 5.17 to

read as follows:

               "Section 5.17  Performance of

          Escrow Fund Agreement.   The

          Developer shall perform all of its

          obligations under the Escrow Fund

          Agreement in a timely manner."

9.        Miscellaneous.

        9.1  No consent, approval or other action taken or

omitted to be taken by Developer, State or SJTA pursuant

to the Agreement or the D/B Road Contract in reliance upon

any direction, advice or other action of the Program

Manager shall create or be deemed to create any liability

on the part of Developer, State or SJTA.

        9.2  No party shall commence any action or proceeding

for injunctive or similar relief to prevent or delay the

performance by the Escrow Agent of its obligations under

the Escrow Fund Agreement.

        9.3  In the event of the Bankruptcy of SJTA or

Developer and the entry of an order rejecting the

Agreement, and provided that (a) the Casino Project

Schedule set forth on Schedule 4.2B to the Second

Amendment is, in all material respects, being maintained

as of the time of the entry of such order, and (b) the

Bankruptcy of SJTA or Developer and the entry of such

order will not have the effect of preventing Affiliates of

Developer from proceeding with the Casino Project, the

State and such of SJTA or the Developer which is not the

debtor in the Bankruptcy case shall (i) continue to perform

all of their respective obligations under the Agreement, the

Escrow Fund Agreement and the Program Management Agreement

and (ii) proceed immediately to modify the Agreement, the

Escrow Fund Agreement, the Program Management Agreement and

all other documents which such debtor theretofore executed

and delivered in connection with the Road Project in such

manner as the State and such of SJTA or Developer which is

not such debtor, each proceeding in good faith, may reasonably request so that the Bankruptcy of either SJTA or Developer

and the entry of the order of rejection will not delay or

prevent the timely completion of the Road Project.

Notwithstanding the above, the State may elect to

terminate the Agreement, the Escrow Fund Agreement and the

Program Management Agreement upon the entry of an order

rejecting the Agreement in the event the amounts on

deposit in the Escrow Fund are not available for the

payment of costs relating to the Road Project in

accordance with this Agreement, the Program Management

Agreement and the Escrow Fund Agreement.  Each of

Developer and SJTA hereby irrevocably consents, to the

maximum extent permitted by Law, that in the event of such

Bankruptcy and the entry of such order of rejection, the

Escrow Agent under the Escrow Fund Agreement is

irrevocably authorized and directed to disburse such funds

pursuant to the Escrow Fund Agreement in the manner

directed by the State and such of SJTA or Developer which

is not the debtor in such Bankruptcy case and, upon the

execution and delivery of the modification of such Escrow

Fund Agreement, in accordance with such modification.

        9.4  In the event of any inconsistency between either

(a) the provisions of the Agreement and this Second Amendment or (b) the provisions of the D/B Road Contract and the other

Contract Documents and this Second Amendment, the

provisions of this Second Amendment shall control as among

the Developer, State and SJTA.

        9.5  This Second Amendment may not be modified,

except by an instrument in writing signed by the State,

SJTA and the Developer, and shall be binding on the

parties, their successors and assigns, but shall not enure

to the benefit of any other Person.

        9.6  This Second Amendment may be executed in any

number of counterparts, by manual or by facsimile

signature, all of which counterparts together shall

constitute a single instrument.

        9.7  Except as amended by this Second Amendment, all

of the terms and conditions of the Agreement are ratified,

confirmed and approved.

                 [SIGNATURE PAGE FOLLOWS]


     IN WITNESS WHEREOF, the parties hereto have caused

this Second Amendment to be executed as of the date first

set forth above by their duly authorized representatives.



                         STATE OF NEW JERSEY

                         BY:  DEPARTMENT OF TRANSPORTATION


                         By:    JOHN J. HALEY, JR.
                                John J. Haley, Jr.
                                Commissioner


                         SOUTH JERSEY TRANSPORTATION
                           AUTHORITY


                         By:    JAMES A. CRAWFORD
                                James A. Crawford
                                Executive Director


                         ATLANDIA DESIGN AND
                           FURNISHINGS, INC.


                          By:     BRUCE A. LEVIN
                                   Bruce A. Levin
                                   Secretary

THIS DOCUMENT HAS BEEN REVIEWED
AND APPROVED AS TO FORM ON
THIS 10TH DAY OF OCTOBER, 1997

PETER VERNIERO
ATTORNEY GENERAL OF NEW JERSEY


By:  SUSAN R. ROOP
   Deputy Attorney General